Exhibit 10.8

LONG TERM INCENTIVE PLAN

UNIT VESTING AGREEMENT

Under the Trade Street Residential, Inc. 2013 Equity Incentive Plan

Name of Grantee:
Number of LTIP Units:
Grant Date (Closing Date):
Final Acceptance Date:

Pursuant to the Trade Street Residential, Inc. 2013 Equity Incentive Plan (the “Plan”), as amended through the date hereof, and the First Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) of Trade Street Operating Partnership, L.P., a Delaware limited partnership (the “Partnership”), Trade Street Residential, Inc., a Maryland corporation (the “Company”), and Trade Street OP GP, LLC, a Delaware limited liability company that is wholly-owned by the Company and that serves as the sole general partner of the Partnership (the “General Partner”), for the provision of services to or for the benefit of the Partnership in a partner capacity or in anticipation of being a partner, hereby grants to the Grantee named above an Other Equity-Based Award (as defined in the Plan) (an “Award”) in the form of, and by causing the Partnership to issue to the Grantee named above, the number of LTIP Units specified above having the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein and in the Partnership Agreement. Upon acceptance of this Long Term Incentive Plan Unit Vesting Agreement (this “Agreement”), the Grantee shall receive, effective as of the Closing Date, the number of LTIP Units specified above, subject to the restrictions and conditions set forth herein and in the Partnership Agreement. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Partnership Agreement, attached hereto as Annex A, or the Plan, as applicable, unless a different meaning is specified herein.

1. Acceptance of Agreement. The Grantee shall have no rights with respect to this Agreement unless he or she shall have accepted this Agreement prior to the close of business on the Final Acceptance Date specified above by (i) signing and delivering to the Partnership a copy of this Agreement and (ii) unless the Grantee is already a Limited Partner, signing, as a Limited Partner, and delivering to the Partnership a counterpart signature page to the Partnership Agreement, in the form attached hereto as Annex B. Upon acceptance of this Agreement by the Grantee, the Partnership Agreement shall be amended to reflect the issuance to the Grantee of the LTIP Units so accepted, effective as of the Closing Date. Thereupon, the Grantee shall have all the rights of a Limited Partner with respect to the number of LTIP Units specified above, as set forth in the Partnership Agreement, subject, however, to the restrictions and conditions specified in Section 2 below.

2. Restrictions and Conditions.

(a) The records of the Partnership evidencing the LTIP Units granted herein shall bear an appropriate legend, as determined by the Partnership in its sole discretion, to the effect that such LTIP Units are subject to restrictions as set forth herein and in the Partnership Agreement.

(b) LTIP Units granted herein may not be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of by the Grantee prior to vesting.

(c) Subject to the provisions of Section 4 below, any LTIP Units (and the proportionate amount of the Grantee’s Capital Account balance attributable to such LTIP Units) subject to this Award that have not become vested on or before the date that the Grantee’s [directorship/employment] with the Company and its Affiliates (as defined in the Plan) terminates shall be forfeited as of the date that such [directorship/employment] terminates.

3. Vesting of LTIP Units. On                             (the “Vesting Date”), the restrictions and conditions in Sections 2(b) and 2(c) of this Agreement shall lapse with respect to                     of the LTIP Units granted herein, so long as the Grantee has not resigned or been removed as a [director/employee] of the Company prior to such date.

4. Acceleration of Vesting in Special Circumstances. All LTIP Units granted herein shall automatically become fully vested on the Acceleration Date if the Grantee remains a [director/employee] of the Company from the Closing Date until the Acceleration Date. The “Acceleration Date” is the earlier of:

(a) the date that the Grantee’s [directorship/employment] ends on account of the Grantee’s death or total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”)); or

(b) on a Control Change Date (as defined in the Plan).

5. Merger-Related Action. In contemplation of and subject to the consummation of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of common stock are exchanged for securities, cash, or other property of an unrelated corporation or business entity or in the event of a liquidation of the Company (in each case, a “Transaction”), the Board of Directors of the Company, or the board of trustees or directors of any corporation assuming the obligations of the Company (the “Acquiror”), may, in its discretion, take any one or more of the following actions, with respect to the outstanding LTIP Units subject to this Award: (i) provide that such LTIP Units shall be assumed or equivalent awards shall be substituted, by the acquiring or succeeding entity (or an affiliate thereof), and/or (ii) upon prior written notice to the LTIP Unitholders (as defined in the Partnership Agreement) of not less than 30 days, provide that such LTIP Units shall terminate immediately prior to the consummation of the Transaction. The right to take such actions (each, a “Merger-Related Action”) shall be subject to the following limitations and qualifications:

(a) if all LTIP Units awarded to the Grantee hereunder are eligible, as of the time of the Merger-Related Action, for conversion into Common Units (as defined in and in accordance with the Partnership Agreement) and the Grantee is afforded the opportunity to effect such conversion and receive, in consideration for the Common Units into which his LTIP Units

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shall have been converted, the same kind and amount of consideration as other holders of Common Units in connection with the Transaction, then the Company and the Acquiror may consummate a Merger-Related Action of the kind specified in clauses (i) or (ii) of the immediately preceding paragraph;

(b) if some or all of the LTIP Units awarded to the Grantee hereunder are not, as of the time of the Merger-Related Action, so eligible for conversion into Common Units (in accordance with the Partnership Agreement), and the acquiring or succeeding entity is itself, or has a subsidiary which is organized as a partnership or limited liability company (consisting of a so-called “UPREIT” or other structure substantially similar in purpose or effect to that of the Company and the Partnership), then Merger-Related Action of the kind specified in clause (i) of this Section 5 above must be taken by the Acquiror with respect to all LTIP Units subject to this Award which are not so convertible at the time, whereby all such LTIP Units covered by this Award shall be assumed by the acquiring or succeeding entity, or equivalent awards shall be substituted by the acquiring or succeeding entity, and the acquiring or succeeding entity shall preserve with respect to the assumed LTIP Units or any securities to be substituted for such LTIP Units, as far as reasonably possible under the circumstances, the distribution, special allocation, conversion and other rights set forth in the Partnership Agreement for the benefit of the LTIP Unitholders; and

(c) if some or all of the LTIP Units awarded to the Grantee hereunder are not, as of the time of the Merger-Related Action, so eligible for conversion into Common Units (in accordance with the Partnership Agreement), and after exercise of reasonable commercial efforts, the Company or the Acquiror is unable to treat the LTIP Units in accordance with Section 5(b), then Merger-Related Action of the kind specified in clause (ii) of this Section 5 above must be taken by the Company or the Acquiror, in which case such action shall be subject to a provision that the settlement of the terminated award of LTIP Units which are not convertible into Common Units requires a payment of the same kind and amount of consideration payable in connection with the Transaction to a holder of the number of Common Units into which the LTIP Units to be terminated could be converted or, if greater, the consideration payable to holders of the number of common shares into which such Common Units could be exchanged (including the right to make elections as to the type of consideration) if the Transaction were of a nature that permitted a revaluation of the Grantee’s capital account balance under the terms of the Partnership Agreement, as determined by the Committee in good faith in accordance with the Plan.

6. Distributions. Distributions on the LTIP Units shall be paid currently to the Grantee in accordance with the terms of the Partnership Agreement. The right to distributions set forth in this Section 6 shall be deemed a Dividend Equivalent Right for purposes of the Plan.

7. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award shall be subject to all of the terms and conditions of the Plan and the Partnership Agreement.

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8. Covenants. The Grantee hereby covenants as follows:

(a) So long as the Grantee holds any LTIP Units, the Grantee shall disclose to the Partnership in writing such information as may be reasonably requested with respect to ownership of LTIP Units as the Partnership may deem reasonably necessary to ascertain and to establish compliance with provisions of the Code applicable to the Partnership or to comply with requirements of any other appropriate taxing authority.

(b) The Grantee hereby agrees to make an election under Section 83(b) of the Code with respect to the LTIP Units awarded hereunder, and the Company hereby consents thereto. The Grantee has delivered with this Agreement a completed, executed copy of the election form attached hereto as Annex C. The Grantee agrees to file the election (or to permit the Partnership to file such election on the Grantee’s behalf) within thirty (30) days after the Grant Date with the IRS Service Center at which such Grantee files his personal income tax returns, and to file a copy of such election with the Grantee’s U.S. federal income tax return for the taxable year in which the LTIP Units are awarded to the Grantee.

(c) The Grantee hereby agrees that it does not have the intention to dispose of the LTIP Units subject to this Award within two years of receipt of such LTIP Units. The Partnership and the Grantee hereby agree to treat the Grantee as the owner of the LTIP Units from the Grant Date. The Grantee hereby agrees to take into account the distributive share of the Partnership income, gain, loss, deduction, and credit associated with the LTIP Units in computing the Grantee’s income tax liability for the entire period during which the Grantee has the LTIP Units.

(d) The Grantee hereby recognizes that the IRS has proposed regulations under Sections 83 and 704 of the Code that may affect the proper treatment of the LTIP Units for federal tax purposes. In the event that those proposed regulations are finalized, the Grantee hereby agrees to cooperate with the Partnership in amending this Agreement and the Partnership Agreement, and to take such other action as may be required, to conform to such regulations.

(e) The Grantee hereby recognizes that the U.S. Congress is considering legislation that would change the federal tax consequences of owning and disposing of LTIP Units.

9. Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution, without the prior written consent of the Company.

10. Amendment. The Grantee acknowledges that the Plan may be amended or canceled or terminated in accordance with Article XVI thereof and that this Agreement may be amended or cancelled by the Committee, on behalf of the Partnership, for the purpose of satisfying changes in law or for any other lawful purpose, provided that no such action shall adversely affect the Grantee’s rights under this Agreement without the Grantee’s written consent. The provisions of Section 5 of this Agreement applicable to the termination of the LTIP Units covered by this Award in connection with a Transaction (as defined in Section 5 of this Agreement) shall apply, mutatis mutandi to amendments, discontinuance or cancellation pursuant to this Section 10 or the Plan.

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11. No Obligation to Continue [Directorship/Employment]. Neither the Company nor any affiliate of the Company is obligated by or as a result of the Plan or this Agreement to continue the Grantee as a [director/employee] of the Company and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any affiliate of the Company to terminate the [directorship/employment] of the Grantee at any time.

12. Notices. Notices hereunder shall be mailed or delivered to the Partnership at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Partnership or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles. The parties agree that any action or proceeding arising directly, indirectly or otherwise in connection with, out of , related to or from this Agreement, any breach hereof or any action covered hereby, shall be resolved within the State of Florida and the parties hereto consent and submit to the jurisdiction of the federal and state courts located within the City of Miami, Florida. The parties hereto further agree that any such action or proceeding brought by either party to enforce any right, assert any claim, obtain any relief whatsoever in connection with this Agreement shall be brought by such party exclusively in federal or state courts located within the City of Miami, Florida.

14. Closing Date. As used herein, “Closing Date” shall mean the date of the closing of issuance of common stock of the Company pursuant to the public offering of the Company’s common stock pursuant to the underwriting agreement by and among the Company, the Partnership and Sandler O’Neill & Partners, L.P., as representative of the underwriters named therein.

[Signatures appear on following page.]

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TRADE STREET RESIDENTIAL, INC. a Maryland corporation

Name:
Title:
Date:

TRADE STREET OPERATING PARTNERSHIP, L.P. a Delaware limited partnership

By:	TRADE STREET OP GP, LLC a Delaware limited liability company, its general partner

By:	TRADE STREET RESIDENTIAL, INC. its sole member

Name:
Title:
Date:

The foregoing agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the Grantee.

Date:
Grantee’s Signature

Name:

Address:

[Signature page to Long Term Incentive Plan Unit Vesting Agreement]

ANNEX A

FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

ANNEX B

FORM OF LIMITED PARTNER SIGNATURE PAGE

The Grantee desiring to become one of the within named Partners of Trade Street Operating Partnership, L.P. (the “Partnership”), hereby becomes a party to the First Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) of the Partnership, by and among Trade Street OP GP, LLC, as the general partner of the Partnership (the “General Partner”), and the Limited Partners, effective as of December 31, 2012. The Grantee agrees to be bound by the Partnership Agreement. The Grantee also agrees that this signature page may be attached to, and hereby authorizes the General Partner to attach this signature page to, any counterpart of the Partnership Agreement.

Date:
Signature of Limited Partner Limited Partner’s name and address:

Name:

Address:

ANNEX B

ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF

TRANSFER OF PROPERTY PURSUANT TO SECTION 83(b)

OF THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.	The name, address and taxpayer identification number of the undersigned are:

	Name:	(the “Taxpayer”)

Address:

Social security number:

2.	Description of property with respect to which the election is being made:

The election is being made with respect to LTIP Units in Trade Street Operating Partnership, L.P. (the “Partnership”).

3.	The date on which the LTIP Units were transferred is .

The taxable year to which this election relates is calendar year .

4.	Nature of restrictions to which the LTIP Units are subject:

(a) The LTIP Units are subject to a substantial risk of forfeiture and are nontransferable on the date of transfer.

(b) The Taxpayer’s LTIP Units vest and become transferable based on the Taxpayer’s continued [directorship/employment].

5.	The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the LTIP Units with respect to which this election is being made was $0 per LTIP Unit.

6.	The amount paid by the Taxpayer for the LTIP Units was $0 per LTIP Unit.

7. A copy of this statement has been furnished to the Partnership and to its general partner, Trade Street OP GP, LLC, a Delaware limited liability company.

Date:
Signature of the Taxpayer Taxpayer’s name and address:

Name:
Address:
______________________________________________

______________________________________________

The undersigned hereby consents to the making, by the undersigned’s spouse, of the foregoing election pursuant to Section 83(b) of the Internal Revenue Code.

Date:
Signature of the Taxpayer’s Spouse Spouse’s name and address:

Name:
Address:

Schedule to Section 83(b) Election-Vesting Provisions of LTIP Units

The LTIP Units are subject to time-based vesting with 100% vesting on                                 , subject to acceleration in the event of certain extraordinary transactions or termination of the Taxpayer’s [directorship/employment] in certain circumstances. Unvested LTIP Units are subject to forfeiture in the event of the termination of the Taxpayer’s [directorship/employment] with Trade Street Residential, Inc. in certain circumstances.